Exhibit 10.20

ASSET PURCHASE AGREEMENT

between

GLOBALTEL IP, INC.

and

SIPCOM CORPORATION

ASSET PURCHASE AGREEMENT

This Asset Purchase Agreement (this “Agreement”) is entered into this 11th day of October 2007, by and between GLOBALTEL IP, INC., a Florida corporation, (“GIPI”) and SIPCOM, CORPORATION, a Florida corporation (“SIPC”).

W I T N E S S E T H:

WHEREAS, GIPI has certain assets designed to be used in connection with a Voice Over Internet Protocol business and which are described in Schedule A attached hereto (the “PortaOne Assets”); and

WHEREAS, SIPC desires to purchase the PortaOne Assets from GIPI upon the terms and conditions contained herein; and

WHEREAS, GIPI desires sell the PortaOne Assets to SIPC upon the terms and conditions contained herein;

NOW THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, the parties hereto covenant and agree as follows:

1.

Assets to be Purchased.  On the terms and subject to the conditions set forth herein, effective on the Closing Date (as defined below), GIPI shall sell, assign, convey, transfer and deliver to SIPC and SIPC shall purchase and acquire from GIPI, the PortaOne Assets free and clear of any and all liens, claims and encumbrances.

2.

Consideration. SIPC shall pay GIPI $85,000 as set forth in Section 4 below. ~~.~~

3.

Effective Date and Closing Date.  The Effective Date of this Agreement shall be the date this Agreement is executed by all parties. The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place as of the close of business at the offices of GIPI at 8000 N. Federal Highway, Suite 100, Boca Raton, FL 33487 not more than five days from the date hereof  (the date on which the Closing takes place being the “Closing Date”) or at such other time and place as the parties hereto shall agree writing. If the Closing has not occurred on or before October 31, 2007, each party shall have the right to terminate this Agreement as hereinbelow provided.

4.

Execution and Delivery of Closing Documents.  At the Closing, (a) GIPI will deliver to SIPC such assignments, consents to assignments and good and sufficient instruments of transfer and conveyance as shall be necessary to transfer, assign and convey to, and to vest in, SIPC good and merchantable title to the PortaOne Assets, free and clear of all liens, claims and encumbrances and such lists and descriptions of the PortaOne Assets and (b) SIPC shall pay GIPI $17,000 by certified or cashier’s check payable to the order of GIPI and shall deliver to GIPI SIPC’s secured 10% $68,000 installment promissory note in the form attached hereto as Exhibit B.  At the Closing the parties shall execute a security agreement in the form attached hereto as Exhibit C. All actions taken at the Closing will be deemed to have been taken simultaneously at the time the last of any such actions is taken or completed.

5.

Covenant to Defend Title.  Effective as of the Closing Date, GIPI hereby binds itself, and its successors and assigns, at GIPI’s sole cost and expense, to warrant and defend title to the PortaOne Assets unto SIPC, and its successors and assigns against every person whomsoever lawfully claiming the same or any part thereof other than those arising from any liens, claims and encumbrances in existence upon GIPI’s purchase of the PortaOne Assets from SIPC.

6.

Further Assurances.  After the Closing, the parties hereto shall execute and deliver such additional documents and take such additional actions as either party may reasonably deem to be practical and necessary or advisable in order to consummate the transactions contemplated by this Agreement and to vest more fully in SIPC the ownership of and rights to the PortaOne Assets granted hereunder as they existed immediately prior to the Closing.

7.

Representations and Warranties of GIPI.  GIPI represents and warrants to SIPC as of the Effective Date and the Closing Date as follows, which representations and warranties shall survive the Closing:

a.

Organization and Good Standing of GIPI.  GIPI is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida.

b.

Power and Authority.  GIPI has the corporate power and authority to own, lease and operate the PortaOne Assets.

c.

Authorization and Validity.  GIPI has the corporate power and authority to execute, deliver and perform its obligations under this Agreement and any other documents executed or required to be executed by it in connection with this Agreement.  This Agreement and the other documents executed or required to be executed by GIPI in connection with this Agreement have been or will be duly authorized by all necessary corporate action.

d.

Binding Effect.  This Agreement and the other documents executed or required to be executed by GIPI in connection with this Agreement have been or will have been duly executed and delivered by GIPI and are or will be, when executed and delivered, the legal, valid and binding obligations of GIPI enforceable in accordance with their terms except to the extent that:

i.

enforceability may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights;

ii.

the availability of equitable remedies may be limited by equitable principles of general applicability; and

iii.

rights to indemnification may be limited by considerations of public policy.

e.

No Violation.  Neither the execution and performance of this Agreement or the agreements described herein nor the consummation of the transactions described herein or therein will:

i.

result in a violation or breach of (a) the articles of incorporation or by-laws of GIPI; or (b) any material agreement or other material instrument under which GIPI is bound or to which any of the PortaOne Assets are subject, or result in the creation or imposition of any lien, charge or encumbrance upon any of the PortaOne Assets, or

ii.

violate, in any material respect, any applicable law or regulation or any judgment or order of any court or governmental agency.

f.

Title to PortaOne Assets. At the Closing, GIPI will own the PortaOne Assets free and clear of all liens, claims and encumbrances. Upon consummation of the transactions contemplated hereby, SIPC shall receive good and valid title to the PortaOne Assets, free and clear of all liens, claims and encumbrances.

g.

Consents. No authorization, consent, approval, permit or license of, or filing with, any governmental or public body or authority, any lender or lessor or any other person or entity is required to authorize, or is required in connection with, the execution, delivery and performance of this Agreement or the agreements or transactions contemplated hereby on the part of GIPI other than a release of a security interest held by Judith Holding LTD.

h.

Litigation. No legal or administrative or other adversary proceeding or investigation is currently pending against GIPI and, to the best knowledge of GIPI, none is threatened or contemplated by any governmental agency or other third party with respect to the PortaOne Assets. GIPI is not subject to any continuing court or administrative order, writ, injunction or decree applicable specifically to the PortaOne Assets which would affect the obligations of GIPI or the rights of SIPC hereunder.

i.

Full Disclosure.  There are no facts pertaining to the PortaOne Assets that are reasonably likely to have a material adverse effect on them that have not been disclosed by GIPI to SIPC.

j.

Liens on Assets.  There are no liens held by any party on the PortaOne Assets other than a security interest held by Judith Holding LTD. At or prior to the Closing, Judith Holding LTD shall have released its security interest in the PortaOne assets.

8.

SIPC represents and warrants to GIPI as of the Effective Date and the Closing Date as follows, which representations and warranties shall survive the Closing:

a.

Organization and Good Standing.  SIPC is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida..

b.

Power and Authority.  SIPC has the corporate power and authority to issue the SIPC Shares as herein provided.

c.

Authority and Validity.  SIPC has the corporate power and authority to execute, deliver and perform its respective obligations under this Agreement and the other documents executed or required to be executed by it in connection with this Agreement, and this Agreement and the other documents executed or required to be executed by SIPC in connection with this Agreement have been duly authorized by all necessary corporate action of SIPC.

d.

Binding Effect.  This Agreement and the other documents executed or required to be executed by SIPC in connection with this Agreement have been or will have been duly authorized, executed and delivered by SIPC and are or will be, when executed and delivered, the legal, valid and binding obligations of SIPC enforceable in accordance with their terms except to the extent that:

i.

enforceability may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights;

ii.

the availability of equitable remedies may be limited by equitable principles of general applicability; and

iii.

rights to indemnification may be limited by considerations of public policy.

e.

No Violation.  Neither the execution and performance of this Agreement or the agreements described herein nor the consummation of the transactions described herein or therein will:

i.

result in a violation or breach of (a) the articles of incorporation or by-laws of SIPC or (b) any material agreement or other material instrument under which SIPC is bound or to which the assets of SIPC are subject, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets or properties of SIPC; or

ii.

violate, in any material respect, any applicable law or regulation or any judgment or order of any court or governmental agency.

f.

Consents.   No authorization, consent, approval, permit or license of, or filing with, any governmental or public body or authority, any lender or lessor or any other person or entity is required to authorize, or is required in connection with, the execution, delivery and performance of this Agreement or the agreements or transactions contemplated hereby on the part of SIPC.

9.

Termination by Agreement of GIPI and SIPC.  In addition to the termination provision of Section 3 hereof, GIPI and SIPC may terminate this Agreement at any time by their mutual written consent.

10.

Damages.  If this Agreement is terminated, the parties shall retain any rights they may have against each other for any breach of any of the terms and conditions of this Agreement.

11.

Expenses.  Each party hereto shall pay its own expenses incurred in connection with this Agreement and the transactions contemplated hereby.

12.

Entire Agreement.  This Agreement and the exhibits hereto contain the complete agreement among the parties with respect to the transactions contemplated hereby and supersede all prior agreements and understandings among the parties with respect to such transactions.

13.

Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute only one original.

14.

Notices.  All notices, demands, requests, or other communications that may be or are required to be given, served or sent by any party to any other party pursuant to this Agreement shall be deemed to have been made when delivered and addressed to the respective party as follows:

If to SIPC:

SIPCOM, CORPORATION

4158 Forest Drive

Weston, FL 33332

If to GIPI:

GlobalTel IP, Inc.

8000 North Federal Highway

Suite 100

Boca Raton, Florida 33487

Each party may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be so given, served or sent.  Each notice, demand, request or communication that is mailed, delivered or transmitted in the manner described above shall be deemed sufficiently given, served, sent and received for all purposes at such time as it is delivered to the addressee, with the return receipt, the delivery receipt, the affidavit of messenger, or (with respect to a telecopy or telex) the answerback or confirmation of receipt being deemed conclusive evidence of such delivery, or at such time as delivery is refused by the addressee upon presentation.

15.

Severability.  If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, the provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision were never a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as part of this Agreement a provision as similar in its terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

16.

Successors and Assigns.  This Agreement and the rights, interests and obligations hereunder shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

17.

Governing Law and Venue.  This Agreement and the rights and obligations of the parties hereto shall be governed, construed and enforced in accordance with the laws of the State of Florida. and exclusive venue shall lie in the state and federal courts in the State of Florida.

18.

Amendment, Waiver and Other Action.  This Agreement may be amended, modified or supplemented only by a written instrument executed by the parties against which enforcement of the amendment, modification or supplement is sought.

19.

Legal Representation.  All of the parties to this Agreement acknowledge that they have been advised that they should seek and have had the opportunity to seek counsel to review this Agreement and to obtain the advice of such counsel relating thereto.

20.

Assignment. Neither this Agreement nor any right created hereby shall be assignable by either party hereto without the consent of the other party, which consent shall not be unreasonably withheld.

21.

Confidentiality.  Other than as required by law, each party shall maintain the confidentiality of, and not divulge or disclose to any other person, the existence of or any terms and conditions of this Agreement or any of the financial or other information provided to it by the other party to this Agreement.

22.

Captions.  The captions in this Agreement are for convenience of reference only and shall not limit or otherwise affect any of the terms or provisions hereof.

23.

Number and Gender.  Whenever the context requires, references in this Agreement to the singular number shall include the plural; the plural number shall include the singular; and words denoting gender shall include the masculine, feminine, and neuter.

24.

Public Announcements.  Except to the extent that GIPI or SIPC believes on the advice of counsel that public disclosure is required by law, no party to this Agreement shall make, or cause to be made, any press release or public announcement in respect of this Agreement or the transactions contemplated hereby or otherwise communicate with any news media without prior notification to the other parties. The parties shall cooperate as to the time and contents of any such press release or public announcement, but if they are unable to reach an agreement as to the time and contents of such press release or public announcement, each shall be free to make such press release or public announcement as it deems necessary.

25.

Survival of Representations and Warranties.  The representations and warranties of the respective parties shall survive the Closing or termination of this Agreement, as the case may be.

(SIGNATURE PAGE FOLLOWS)

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year set forth above.

GLOBALTEL IP, INC.

/s/ Larry M. Reid

By: _________________________________

Name: LARRY M. REID

Title:

PRESIDENT

SIPCOM, CORPORATION

/s/ Jose Luis Osporio

By: _________________________________

Name:  JOSE LUIS OSORIO

Title:   PRESIDENT